SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 25, 2007

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

60 State Street, Suite 700, Boston, MA  02109

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

At a Board of Directors meeting held on January 25, 2007, the Company’s Board of Directors agreed (simultaneously with the termination of 2,250,000 stock options described in Item 1.02 below) to enter into 10 year Stock Option Agreement with Mr. Frank Menzler for 2,000,000 common shares reserved for issuance under the Company’s 2001 Incentive Stock Option Plan, which was approved by shareholders on July 12, 2001.

The 2,000,000 stock options have an exercise price of $0.52 per share, the average closing price of the Company’s shares during the last three days.  The options vest as follows: (a) 1,500,000 options shall vest if and when HepaLife or a wholly owned subsidiary, or any one current or future medical device or other technology, approved by the Board of Directors is acquired, in whole or in part, or when either HepaLife or a subsidiary, enters into a strategic collaborative agreement for any one current or future medical device or other technology, approved by the Board of Directors, provided that the Company’s Board of Directors has approved, by written resolution, any such acquisition, sale or agreement; (b) 250,000 stock options shall vest upon the filing of human safety trials for HepaLife’s artificial liver device (or such other Board approved medical device or other technology) in Europe or the equivalent filing in the US; and (c) 250,000 stock options shall vest upon the successful completion of human safety trials for HepaLife’s artificial liver device (or such other Board approved medical device or other technology) in Europe or the equivalent safety trial approval in the US (completion of phase 1).

Item 1.02 – Termination of a Material Definitive Agreement

At a Board of Directors meeting held on January 25, 2007, the Company’s Board of Directors (simultaneously with the granting of 2,000,000 stock options described in Item 1.01 above) agreed to cancel 2,250,000 stock options granted to Mr. Frank Menzler on October 1, 2006.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 10.1 – Stock Option Agreement of Mr. Frank Menzler

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

Chief Financial Officer, Director

Date: January 26, 2007